                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549



                                      FORM 8-K



                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                           July 15, 1998 (June 30, 1998)



                                     CNET, INC.
                                     ----------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                Delaware             0-20939            13-3696170
                --------             -------            ----------

            (STATE OR OTHER      (COMMISSION FILE    (IRS EMPLOYER
            JURISDICTION OF          NUMBER)       IDENTIFICATION NO.)
             INCORPORATION)


                                150 Chestnut Street
                          SAN FRANCISCO, CALIFORNIA  94111
                          --------------------------------
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                Registrant's telephone number, including area code:
                                   (415) 395-7800

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to a Contribution Agreement, dated as of June 4, 1998 (the "Contribution Agreement"), among CNET, Inc., a Delaware corporation (the "Registrant" or the "Company"), NBC Multimedia, Inc., a Delaware corporation ("NBC Multimedia"), and Snap! LLC, a Delaware limited liability company (the "LLC"), the Company and NBC Multimedia agreed to form the LLC to operate the Snap! Internet portal service (the "Snap Service"), which was previously operated as a division of the Company. In connection with the formation and initial capitalization of the LLC, which was completed on June 30, 1998, the Company contributed to the LLC substantially all of its assets used exclusively in the operation of the Snap Service. Initially, the LLC will be owned 81% by the Company and 19% by NBC Multimedia, but NBC Multimedia has an option to increase its ownership stake in the LLC to 60%. For more information concerning the terms of the Contribution Agreement and formation of the LLC, reference is made to the Contribution Agreement and the Amended and Restated Limited Liability Company Agreement of the LLC, which are attached to this report as Exhibits 2.1 and 2.2, respectively, and which are incorporated herein by reference.

ITEM 5.   OTHER EVENTS.

          A Stock Purchase Agreement was entered into as of June 4, 1998 (the "Stock Purchase Agreement") by and among the Company and National Broadcasting Company, Inc. ("NBC"), pursuant to which the Company agreed to issue and sell to NBC an aggregate of 812,800 shares (the "Shares") of the Company's common stock, $.0001 par value per share (the "Common Stock"), for an aggregate purchase price of $26,212,800 ($32.25 per share). The purchase and sale of shares contemplated by the Stock Purchase Agreement was completed on June 30, 1998. For more information concerning the purchase and sale of such shares, reference is made to the Stock Purchase Agreement, which attached to this report as Exhibit 10.1 and which is incorporated herein by reference.

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
ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.
               (c)       EXHIBITS

               2.1       Contribution Agreement, dated as of June 4, 1998, by and among the Company, NBC and the LLC.

               2.2       Amended and Restated Limited Liability Company Agreement of the
                         LLC, dated as of June 30, 1998, by and among the Company and NBC
                         Multimedia.

               10.1      Stock Purchase Agreement, dated as of June 4, 1998, by and between the Company and NBC.

               99.1      Press Release, dated as of July 9, 1998, by the Company
                         announcing the completion of the transactions contemplated by the
                         Contribution Agreement.
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

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  July 15, 1998              CNET, INC.



                                            By:  /s/  Douglas N. Woodrum
                                                 -----------------------
                                                      Douglas N. Woodrum
                                                      EXECUTIVE VICE PRESIDENT
                                                      AND CHIEF FINANCIAL
                                                      OFFICER

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                                  INDEX TO EXHIBITS

        Exhibit
        Number       Description
        -------      -----------
           2.1       Contribution Agreement, dated as of June 4,
                     1998, by and among CNET, Inc., National
                     Broadcasting Company, Inc. and Snap! LLC.

           2.2       Amended and Restated Limited Liability Company
                     Agreement, dated as of June 30, 1998, by and among CNET, Inc. and NBC Multimedia, Inc.

           10.1      Stock Purchase Agreement, dated as of June 4,
                     1998, by and among CNET, Inc. and National
                     Broadcasting Company, Inc.

           99.1      Press Release issued by CNET, Inc. on July 9,
                     1998.

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